FPA U.S. Value Fund, Inc. (FPPFX)

Supplement dated January 17, 2018 to the

Prospectus dated April 30, 2017

(as previously supplemented on June 22, 2017)

This Supplement updates certain information contained in the Prospectus for the FPA U.S. Value Fund, Inc. (the “Fund”) dated April 30, 2017, as previously supplemented on June 22, 2017. You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by visiting our web site at www.fpafunds.com or calling us at (800) 638-3060.

Effective immediately, the following sections of the Prospectus are hereby amended.

In the section titled “Fund Summary — Principal Investment Strategies,” the fifth sentence of the fourth paragraph on page 4 of the Prospectus that reads, “[t]he portfolio may be moderately concentrated, typically 20-50 positions.” is hereby deleted in its entirety; and

In the section titled “Details about the Fund — Principal Investment Strategies,” the fifth sentence of the third paragraph on page 11 of the Prospectus that reads, “[t]he portfolio may be moderately concentrated, typically 20-50 positions.” is hereby deleted in its entirety.

This change is intended to allow the portfolio manager of the Fund greater flexibility with respect to the number of securities in the portfolio.  The Fund will continue to operate as a diversified investment company.

PLEASE RETAIN FOR FUTURE REFERENCE